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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the use in Amendment No. 1 to this Registration Statement on Form S-4 of US Unwired Inc. of our report dated February 23, 2001 relating to the financial statements of IWO Holdings, Inc. and Subsidiaries, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          /s/ PricewaterhouseCoopers LLP

Albany, New York

February 8, 2002